Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 67,229,907.80
Previously Paid Amount	0.00
Total Fee Amount	9,284.45
Total Offset Amount	0.00
Net Fee	$ 9,284.45